Exhibit 10.1

FINAL FORM

EDISON INTERNATIONAL

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the “Agreement”) is entered into as of May 13, 2020, by and between Edison International, a corporation organized under the laws of the State of California (the “Company”), and the persons or entities listed on Schedule A hereto under the heading “Purchasers” (each, a “Purchaser”).

R E C I T A L S

WHEREAS, the Company desires to issue and sell, and Purchasers desire to purchase and acquire, upon the terms and conditions set forth in this Agreement, common stock of the Company, no par value (“Company Common Stock”), as provided in this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.    Agreement to Sell and Purchase; Offering.

(a)    Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Purchaser and each Purchaser, severally and not jointly, agrees to purchase from the Company the respective shares of Company Common Stock (the “Shares”) listed on Schedule A free and clear of any liens or other restrictions on transfer, other than restrictions of state or federal securities laws. The per share purchase price payable by each Purchaser for the Shares shall be $56.41 (the “Price Per Share”). The aggregate purchase price for the Shares for each Purchaser (the “Purchase Price”) shall equal the number of shares to be purchased and sold hereunder multiplied by the Price Per Share. The Purchase Price for each Purchaser is listed on Schedule A.

(b)    The offering and sale of the Shares (the “Offering”) is being made pursuant to (i) an effective Registration Statement on Form S-3ASR (File No. 333-231121), as such Registration Statement may be amended and supplemented from time to time (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), filed by the Company with the Securities and Exchange Commission (the “Commission”), including the prospectus contained therein dated April 30, 2019 (the “Base Prospectus”); and (ii) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and the terms of the Offering that was delivered to each Purchaser and will be filed with the Commission. The Registration Statement and Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the “Disclosure Package.”

2.    Closing, Delivery and Payment. The completion of the purchase and sale of the Shares shall take place by email exchange of documentation at 10:00 a.m., New York City time, on May 15, 2020 (the “Closing”) or at such other time as the Company and each Purchaser may agree. At the Closing, subject to the terms and conditions hereof, (i) the Shares shall be released by the Company or its transfer agent to the Purchaser by electronic book-entry at The Depository Trust Company registered to the account of the DTC participant indicated by the Purchaser on Schedule A, and (ii) the Purchaser shall pay to the Company the Purchase Price, by wire transfer of immediately available funds to a bank account designated in writing by the Company.

3.    Representations and Warranties of the Company.

The Company hereby represents and warrants to each Purchaser as of the date hereof as follows:

3.1    Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company (i) has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted, and (ii) is duly qualified, is authorized to do business and is in good standing as a foreign entity in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary; except, in the case of each of the foregoing clauses (i) and (ii), where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole or (y) the Company’s ability to perform its obligations under this Agreement.

3.2    Requisite Power and Authority. The Company has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out the provisions of this Agreement. All action on the Company’s part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing.

3.3    Compliance with SEC Filings. The Company has filed or furnished all forms, documents and reports required to be filed or furnished by it with the Commission since January 1, 2018 (all such documents together with all other forms, documents and reports filed or furnished by the Company with the Commission, including the exhibits thereto and documents incorporated by reference therein, the “Company SEC Documents”). As of their respective filing dates or, if amended, as of the date of such amendment, the Company SEC Documents complied in all material respects with the requirements of the Securities Act, Exchange Act and the Sarbanes-Oxley Act of 2002, as amended, and the applicable rules and regulations promulgated thereunder, and none of the Company SEC Documents of such respective dates (or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the disclosures that are amended) included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.4    Registration Statement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Base Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, will be threatened by the Commission. The Company shall file the Prospectus Supplement with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the date of Closing, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Base Prospectus and any amendments or supplements thereto, at the time the Base Prospectus or any amendment or supplement thereto was issued, and the Prospectus Supplement, at the date of Closing, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was at the time of the filing of the Registration Statement and as of the date hereof eligible to use Form S-3ASR under the Securities Act.

3.5    Listing and Maintenance Requirements. The Company Common Stock is registered pursuant to Section 12(b) of the Exchange Act and, at the Closing, will be listed on the New York Stock Exchange, and the Company has taken no action designed to, or which, to the knowledge of the Company, is reasonably likely to have the effect of, terminating the registration of the Company Common Stock under the Exchange Act or delisting the Company Common Stock from the New York Stock Exchange, nor has the Company received, as of the date hereof, any notification that the Commission or the New York Stock Exchange is contemplating terminating such registration or listing.

3.6    Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement for the sale and issuance of the Shares pursuant hereto has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium, and other laws affecting creditors’ rights generally and subject further to general principles of equity. At the time of the Closing, the sale of the Shares will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. When issued in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free of any preemptive or similar rights and free and clear of any liens or other restrictions on transfer, other than restrictions of state or federal securities laws.

3.7    Compliance With Other Instruments. The execution, delivery and performance of and compliance with this Agreement and the offer, issuance and sale of the Shares pursuant hereto will not (i) conflict with, or result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any law, regulation, stock exchange rule, or order applicable to the Company, (ii) result in any violation, or be in conflict with or constitute a default under any term, of the Company’s Restated Articles of Incorporation or bylaws, as amended to date, or (iii) result in a violation or default of, or the imposition of any lien upon any property or assets of the Company or any of its subsidiaries pursuant to any agreement or other instrument binding upon the Company or any of its subsidiaries, except in the case of each of the foregoing clauses (i) and (iii) where such violations or defaults would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole or (y) the Company’s ability to perform its obligations under this Agreement.

3.8    Consents and Approval. No filing, consent, approval, authorization, any judgment, order, award, injunction, writ, permit, license or decree of any federal, state, or local governmental or quasi-governmental instrumentality, agency, board, commission, department, court or tribunal; or any regulatory agency, bureau, commission, or authority (“Governmental Entity”) or arbitrator of applicable jurisdiction, registration, qualification or filing of or with any Governmental Entity by the Company is required in connection with the transactions contemplated herein, except such as may be required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act or “Blue Sky” laws. No consent, approval, or authorization of any other person or entity is required to be obtained by the Company in connection with the transactions contemplated herein, except for any such consent, approval or authorization that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole or (y) the Company’s ability to perform its obligations under this Agreement.

3.9    No Brokers. The Purchasers shall have no obligation with respect to any brokerage or finder’s fees or commissions payable by the Company or any of its subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement, or with respect to any claims made by or on behalf of such persons or entities for such fees.

4.    Representations and Warranties of Each Purchaser.

Each Purchaser, as to itself only, hereby represents and warrants, severally and not jointly, to the Company as of the date hereof as follows:

4.1    Requisite Power and Authority. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out the provisions of this Agreement. All action on such Purchaser’s part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (ii) general principles of equity that restrict the availability of equitable remedies.

4.2    Investment Representations. Such Purchaser understands that the Shares are being offered and sold based in part upon such Purchaser’s representations and warranties as follows:

(a)    The Shares to be purchased by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.

(b)    Such Purchaser represents that by reason of its, or of its management’s, business or financial experience, such Purchaser has the capacity to evaluate its investment in the Shares and the transactions contemplated in this Agreement. Nothing in this Agreement, the Prospectus, the Disclosure Package or any other materials presented to such Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares. Such Purchaser is not a corporation, trust or partnership specifically formed for the purpose of consummating these transactions.

(c)    The amounts to be paid by such Purchaser to the Company in respect of the Purchase Price are not, and will not be, directly or indirectly, derived from activities that may contravene federal, state or foreign laws and regulations, including anti money laundering and terrorist financing laws and regulations, and, to the best of such Purchaser’s knowledge, neither (i) such Purchaser, nor (ii) any person or entity for which such Purchaser is acting as agent or nominee in connection with this Agreement is located in a country or territory, or is an individual or entity named on any list administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), nor is any such person or entity prohibited (nor will they be prohibited) from investing in the Company under any OFAC administered sanctions or embargo programs. The Company reserves the right to request such information as is necessary to verify the identity of such Purchaser or any individual or entity having signatory or other similar authority over such Purchaser with respect to this Agreement and the transactions contemplated hereby, and may seek to verify such identity and the source of funds for the Purchase Price.

(d)    Since the time of the initial conversation between the Company and such Purchaser regarding the Offering and until the public announcement of the Offering as contemplated by Section 5, such Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, (i) disclosed, directly or indirectly, any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) or (ii) engaged in any transactions in the securities of the Company (including, without limitations, any short sales (as defined in Rule 200(a) of Regulation SHO) involving the Company’s securities). Such Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will (i) disclose any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) or (ii) engage in any transactions in the securities of the Company (including short sales), in both cases prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

(e)    Such Purchaser represents that (i) such Purchaser is a sophisticated institutional accredited investor with extensive expertise and experience in financial and business matters and in evaluating public companies and purchasing and selling their securities; (ii) such Purchaser has conducted and relied upon its own due diligence investigation of the Company and its own in-depth analysis of the merits and risks of the purchase of the Shares in making its investment decision and has not relied upon any information provided by the Company’s placement agents (the “Placement Agents”), or any investigation of the Company conducted by the Placement Agents; and (iii) such Purchaser agrees that the Placement Agents shall have no liability to such Purchaser in connection with its purchase of the Shares.

5.    Public Announcements; Non-Public Information.

(a)    Except as may be required by applicable law, prior to the public announcement by the Company of this Agreement or the purchase of the Shares contemplated hereby, no Purchaser shall make any public announcements or otherwise communicate with any news media with respect to this Agreement or the purchase of the Shares contemplated hereby, without prior consultation with the Company as to the timing and contents of any such announcement or communications. At or before 9:00 a.m., New York City time, on the date hereof, the Company shall issue a press release (the “Press Release”) and, as promptly as practicable thereafter, shall file a Current Report on Form 8-K, in the form required by the Exchange Act (the “Form 8-K”) announcing the entry into this Agreement, disclosing all material terms of the transactions contemplated hereby and any other material nonpublic information that the Company may have provided the Purchasers at any time prior to the issuance of the Press Release and Form 8-K.

(b)    The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed.

6.    Listing of Shares. The Company hereby agrees to cause the Shares that are acquired pursuant to this Agreement to be listed on the New York Stock Exchange or such other exchange on which the Company Common Stock is then listed.

7.    Conditions of Closing of the Company. The obligation of the Company to consummate the sale of the Shares to each Purchaser is subject to the fulfillment (or waiver by the Company) on or prior to the Closing of each of the following conditions:

(a)    Each representation and warranty made by each Purchaser in Section 4 above shall be true and correct as of the Closing as though made as of the Closing. By accepting the Shares to be issued to such Purchaser and delivering the Purchase Price therefor, each Purchaser shall be deemed to have reaffirmed such representations and warranties as of the Closing.

(b)    All covenants, agreements and conditions contained in this Agreement to be performed or complied with by each Purchaser on or prior to the Closing shall have been performed or complied with by it in all material respects.

(c)    No stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act, shall have been initiated or threatened by the Commission, and no objection shall have been raised by the New York Stock Exchange with respect to the consummation of the transactions contemplated by this Agreement.

8.    Conditions of Closing of Each Purchaser. The obligations of each Purchaser to consummate the purchase of the Shares is subject to the fulfillment (or waiver by such Purchaser) on or prior to the Closing of each of the following conditions:

(a)    Each representation and warranty made by the Company in Section 3 above shall be true and correct as of the Closing as though made as of the Closing. By delivering the Shares to be issued to such Purchaser for the accounts which it manages and accepting the Purchase Price therefor, the Company shall be deemed to have reaffirmed such representations and warranties as of the Closing.

(b)    All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing to the extent they relate to such Purchaser and the Shares shall have been performed or complied with by it in all material respects.

(c)    No stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act, shall have been initiated or threatened by the Commission, and no objection shall have been raised by the New York Stock Exchange with respect to the consummation of the transactions contemplated by this Agreement.

9.    Miscellaneous.

9.1    Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York without regard to the principles of conflict of laws thereof that would cause the laws of another jurisdiction to apply.

9.2    Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument, except as expressly provided otherwise in such certificate or instrument.

9.3    Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned, sold, transferred, pledged, hypothecated or otherwise disposed. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchasers and their respective successors and permitted assigns.

9.4    Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to maintain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.5    Amendment and Waiver.

(a)    Any amendment of this Agreement shall only be binding upon the parties hereto executing such amendment.

(b)    The obligations of the Company and each Purchaser under this Agreement may be waived only with the written consent of the parties hereto to whom such obligations are owed.

(c)    Except to the extent provided in this Section 9.5, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No delay on the part of any party hereto in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any party hereto of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.

9.6    Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given and received (i) upon personal delivery, (ii) when sent by confirmed e-mail, (iii) on the fifth day following mailing sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) upon confirmed delivery by means of a nationally recognized overnight courier service. All communications shall be sent to the Company or the applicable Purchaser, as applicable, at the address for such recipient listed on the signature page or Schedule A hereto or at such other address as such recipient shall have furnished to the other party in writing.

9.7    Expenses. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, including, without limitation, any state or federal registration fees with respect to registration or qualification of the Offering under federal or state securities laws, the fees and expenses of any transfer agent or registrar for the Shares, any stamp duties, capital duties and share transfer taxes, if any, payable upon the sale of the Shares to the Purchasers, the fees and expenses associated with the listing of the Shares on the New York Stock Exchange and the commissions, fee and expenses of any brokers or placement agents, including the Placement Agents, and the Purchasers shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

9.8    Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

9.9    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument and which may be delivered by telecopy or email.

9.10    Subsequent, Consents, Permits and Waivers. The Company shall obtain promptly after any Closing all authorizations, approvals, consents, permits and waivers that are necessary or applicable for consummation of the transactions contemplated by this Agreement and that were not obtained prior to such Closing because they may be properly obtained subsequent to such Closing.

9.11    Prior Negotiations; Entire Agreement. This Agreement (including the agreements attached as exhibits and schedules to and the documents and instruments referred to in this Agreement) constitutes the entire agreement of the parties hereto and supersedes all prior agreements, arrangements or understandings, whether written or oral, among the parties hereto with respect to the subject matter of this Agreement.

9.12     Specific Performance. Each of the parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that each of the parties hereto shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a party hereto from pursuing other rights and remedies to the extent available under such agreement, herein, at law or in equity.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Edison International

By:

Name:
Title:

Address for notice:
2244 Walnut Grove
(P.O. Box 976)
Rosemead, California 91770
Attention:
Email:

[Purchaser]

By:

Name:
Title:

Address for notice:

SCHEDULE A

PURCHASERS

Purchaser	Shares	Purchase Price	DTC Participant Information